SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (DATE OF EARLIEST EVENT REPORTED) August 5, 2007

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                   --------------------------------------------
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-32465                                04-3402789
              ---------------                        --------------------
         (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                               95 Prescott Street
                              Worcester, MA 01605
                   --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17
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Item 7.01 Regulation FD Disclosure

On July 30, 2007, Mass Megawatts Wind Power, Inc. issued a press release disclosing certain financial results for the fiscal year ended April 30, 2007. Mass Megawatts Wind Power, Inc. (www.massmegawatts.com) reported a net loss of 9 cents per share or $327,954 in the fiscal year ending April 30,2007. In the previous fiscal year ending April 30,2006, there was a net loss of 10 cents per share or $316,565.

After the end of the fiscal year, Mass Megawatts became a revenue producing company for the first time in its corporate history with the sale of wind power plant equipment. Revenue will be recognized in the quarter ended July 31, 2007. Additionally, the company has other signed contracts that have not been completed. Revenue for accounting purposes can only be recognized when the sale of the product is produced and delivered. As part of the company's sales program, Mass Megawatts has started marketing its product, the Multiaxis Turbosystem, using financial analysis materials allowing the company's potential customer base to identify effective financing methods.

In another recent development, Mass Megawatts improved its product design in order to reduce the cost of wind power with the use of modified augmenters and diffusers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

        Dated: August 5, 2007                     By: /s/ Jonathan C. Ricker
                                                  ------------------------------
                                                          Jonathan C. Ricker
                                                        Chief Executive Officer
                                                        Chief Financial Officer